Exhibit 99.1

ABSTRACT PS433540 is a novel, first-in-class, dual-acting receptor antagonist (DARA) that potently blocks the angiotensin-1 (AT1) and endothelin receptor type A (ETA) receptors. A double-blind, randomized, placebo-controlled, ascending multipledose study in healthy subjects was conducted to evaluate safety, tolerability, and plasma renin activity (PRA). Consecutive cohorts of 8 subjects each were randomized to receive either 14 (once-) daily doses of PS433540 or placebo. The dose of PS433540 in each cohort was escalated from 50 to 100, 250, 500, and 1000 mg. Forty subjects were randomized (aged 18 to 45 years; 14 women) and 38 completed the study. PS433540 was well tolerated at all dose levels. Analysis of the PRA data showed a statistically significant, dose-dependent increase in PRA, with a maximum effect at the 500-mg dose. Increases were more pronounced at Day 15 compared to Day 1. There were no serious adverse events reported. The results of this study confirm the ability of PS433540 to block the AT1 receptors in healthy volunteers. BACKGROUND The correlation between hypertension, or high blood pressure (BP), and risk of cardiovascular disease events is strong and consistent. The higher the BP, the greater the risk of myocardial infarction, heart failure, stroke, and kidney disease (Chobanian et al, Hypertension 2003;42:1206). In clinical trials, antihypertensive therapy has been associated with a 35% to 40% reduction in stroke incidence; 20% to 25% reduction in myocardial infarction; and a more than 50% reduction in heart failure (Neal et al, Lancet 2000;356:1955). The angiotensin II (All) and endothelin (ET) receptors are attractive mechanistic targets for pharmaceutical intervention.While All antagonists are widely used in the treatment of hypertension and related diseases, there is a growing body of evidence pointing to the therapeutic potential of targeting ET1. ET1 acts as a potent vasoconstrictor systemically as well as intrarenally and has a role in kidney autoregulation and function. Preclinical data demonstrate that simultaneously blocking the actions of All and ET1 results in additive or possibly synergistic effects in models of hypertension, kidney disease, and heart failure (Kowala et al, J Pharmacol Exp Ther 2004;309:275. Montanari et al, Hypertension 2002;39:715. Bohlender et al, Hypertension 2000;35:992). Early clinical experience with dual All and ET antagonism confirms an additive or synergistic effect on urinary albumin secretion and proteinuria and on renal hemodynamics (Barton et al, Hypertension 2006;48:834). PS433540 is a first-in-class, potent, orally active, dual-acting AT1 and ETA receptor antagonist (DARA). The highly selective, dual antagonistic actions of PS433540 have been demonstrated with in vitro binding assays (Kowala et al, J Pharmacol Exp Ther 2004;309:275). In preclinical models of hypertension, PS433540 showed better BP-lowering effects than selective AT1 receptor antagonists (Kowala et al, J Pharmacol Exp Ther 2004;309:275). In humans, single doses of PS433540 up to 1000 mg appear to be safe and well tolerated (Pharmacopeia, data on file). Furthermore, the ability of PS433540 to block the AT1 receptor was established in an All challenge study. In this study, each dose of PS433540 (20 to 500 mg) inhibited the All pressor response (see Figure 1) (Freestone et al, Presented at American Society for Clinical Pharmacology and Therapeutics, 2008). In addition, data from this study suggest that PS433540 250 mg should provide BP reductions at least comparable to or better than the maximum dose of irbesartan (300 mg), which was used as an active control (Freestone et al, Presented at American Society for Clinical Pharmacology and Therapeutics, 2008). This current study was the first study in humans to examine the safety and tolerability of multiple doses of PS433540 across a wide range of dosages. Figure 1. All Doses Inhibited the All Pressor Response I I I I 2 4 12 24 Angiotensin II Challenge Time (h) 230 - 210 - 190 - 170 - 150 - 130 - 110 - 90 - 79 - 50 - 30 - 10 - -10 - -30 - -50 - SBP Mean % Inhibition I I I I 2 4 12 24 Angiotensin II Challenge Time (h) 230 - 210 - 190 - 170 - 150 - 130 - 110 - 90 - 79 - 50 - 30 - 10 - -10 - -30 - -50 - DBP Mean % Inhibition Placebo (N=18) PS433540 20 mg (N=18) PS433540 100 mg (N=17) PS433540 250 mg (N=17) PS433540 500 mg (N=17) Irbesartan 300 mg (N=17) Placebo (N=18) PS433540 20 mg (N=18) PS433540 100 mg (N=17) PS433540 250 mg (N=17) PS433540 500 mg (N=17) Irbesartan 300 mg (N=17) A B OBJECTIVES 1) Primary objective:  To determine the maximum tolerated dose in healthy subjects after 14 days of multiple oral dosing with PS433540. 2) Secondary objectives:  To assess the safety profile of PS433540 after multiple oral dosing in healthy subjects;  To investigate the pharmacokinetic (PK) profile of PS433540 after a single oral dose and after 14 days of daily oral dosing;  To investigate the dose-related effects of PS433540 on plasma renin activity (PRA) levels.

METHODS Study Design:  Single-center, randomized, double-blind, placebo-controlled, multiple-ascending dose study;  Study consisted of 5 cohorts of 8 subjects each (40 subjects total);  Within each cohort, the subjects were randomized and 6 subjects received PS433540, and 2 subjects received placebo;  Up to 5 different dose levels of PS433540 (50, 100, 250, 500, and 1000 mg) were sequentially tested, one dose level per cohort;  After each cohort (Cohorts 1, 2, 3, and 4), the safety data and the PK results were evaluated before the dose was escalated in the next cohort. Study Population:  Healthy male or female volunteers, 18 to 45 years of age; non-tobacco/nicotine users or ex-tobacco/nicotine users (no use in the past 12 months);  Normal physical examination; body mass index greater than 18 and less than 30, normal routine clinical laboratory test results or clinically unimportant out-of-range laboratory results within 14 days of randomization, an electrocardiogram (ECG) with no clinically important findings within 14 days of randomization, and no significant donation or loss of blood within 56 days prior to study initiation and no plasma donation within 7 days prior to study initiation. Statistical Analyses:  The plasma PS433540 concentrations, at each nominal sample time, and PK parameters were tabulated by treatment;  Determination of steady-state condition during the PK analysis at the last study day (Day 14 or 15) was performed by analyzing the ln-transformed trough concentrations on Days 3 through 14 (50 mg) or Days 4 through 15 (100, 250, 500, and 1000 mg) using Helmert contrasts with “Subject” and “Day” as effects;  Descriptive statistics at specified time points and change from predose to postdose observations were provided for systolic and diastolic blood pressure (BP) and PRA levels for each treatment at each time point. The change from baseline in PRA levels was statistically analyzed with an analysis of variance (ANOVA) model. RESULTS Subject Disposition:  A total of 40 subjects entered the study and were randomized to study treatment; a total of 38 completed the study: o One subject (administered 50 mg) was dropped from the study by the Investigator due to an adverse event (AE) of toothache. o Another subject (100 mg) withdrew consent due to personal reasons.  Of the 40 subjects participating in the study, 14 were female and 26 were male.  Regarding race, 24 subjects were Black, 12 subjects were Caucasian, 2 subjects were Asian, and 1 subject each was American Indian and mixed race.  Mean age for all subjects was 31 years (range 19 — 45 years).  Mean weight was 167.0 lbs (range 110.0 — 228.0 lbs).  Mean height was 67.3 inches (range 61.0 — 77.5 inches).  Mean body mass index was 25.87 kg/m2 (range 20.45 — 29.92 kg/m2). \ Mean sitting BP was 120/74 mm Hg. Pharmacokinetics:  PS433540 was detectable in plasma of all subjects following all dose levels of drug within 15 minutes (first sampling time) of each active oral dose administration.  Peak mean concentrations were reached in less than 4 hours, followed by multi-exponential decline, with initial rapid decline followed by a much more gradual terminal phase.  Mean plasma concentrations versus time for Day 1 and Day 14/15 and area under the curve (AUC) versus dose data are presented in Figures 2 and 3.  A summary of the other plasma PK parameters of PS433540 on study Days 1 and 14 or 15 are presented in Table 1.  With the exception of the Day 1, 50-mg dose, the mean t1/2 values were relatively long, ranging from 11 to 17 hours following both single and multiple doses, but there was little evidence of any accumulation (mean accumulation ratio based on AUC was in the 0.997 to 1.33 range) with once-daily dosing at any of the dose levels.  Steady-state conditions were shown to have been achieved with first trough concentration evaluated.  Mean Cmax and exposure (AUC) values increased with ascending doses, but the increases were generally less than proportional to the ascending dose, with the exception of AUC0-¥ on Day 1, which did appear to increase proportionately with dose. Pharmacodynamics:  Statistically significant dose-related increase in PRA was observed (see Figure 4). The maximum effect was reached at the 500-mg dose, and the effect for all doses was greater on Day 15 than on Day 1.  PRA for the placebo group remained unchanged at all assessed time points.

Figure 2. Mean Plasma PS433540 Concentration vs Time on Day 1 (A) and Day 14 or 15 (B) I I I I I I I I I I I I I I 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Hours from Dosing 8000 - 7000 - 6000 - 5000 - 4000 - 3000 - 2000 - 1000 - 0 - Plasma PS433540 Concentration (ng/mL) 50 mg PS433540 100 mg PS433540 250 mg PS433540 500 mg PS433540 1000 mg PS433540 I I I I I I I I I I I I I I 0 6 12 18 24 30 36 42 48 54 60 66 72 78 Hours from Dosing 7000 - 6000 - 5000 - 4000 - 3000 - 2000 - 1000 - 0 - Plasma PS433540 Concentration (ng/mL) 50 mg PS433540 100 mg PS433540 250 mg PS433540 500 mg PS433540 1000 mg PS433540 A B Figure 3. AUC Versus Dose on Day 1 (A) and Day 15 (B) I I I I I 0 250 500 750 1000 Dose (mg) 175000 - 150000 - 125000 - 100000 - 75000 - 50000 - 25000 - 0 - AUC(0-¥) (Mean±SE) (ngh/mL) I I I I I 0 250 500 750 1000 Dose (mg) t = 24 hours 90000 - 80000 - 70000 - 60000 - 50000 - 40000 - 30000 - 20000 - 10000 - 0 - AUC(0-¥) (Mean±SE) (ngh/mL) AUC(0-¥) Versus Dose - Day 1 AUC(0-t) Versus Dose - Day 15 A B Table 1. Plasma PK Parameters of PS433540 on Days 1 and 14 or 15  In addition, reductions in both systolic and diastolic BP values were observed (no statistical testing performed) (see Figure 5). 50 mg 100 mg 250 mg 500 mg 1000 mg Day PK Parameters Mean ± SD Mean ± SD Mean ± SD Mean ± SD Mean ± SD (N) (N) (N) (N) (N) Day 1 Cmax (ng/mL) 1318 ± 497.4 1865 ± 869.9 3878 ± 1029 6240 ± 853.0 7907 ± 2295 (6) (6) (6) (6) (6) tmaxa (h) 2.02 (2.01, 4.00) 2.00 (0.997, 4.01) 2.06 (2.00, 4.00) 3.00 (1.99, 4.00) 2.00 (1.00, 4.01) (6) (6) (6) (6) (6) AUC0-t (ngh/mL) 9905.61 ± 6091.34 17852.7 ± 5476.83 44524.2 ± 18185.3 78143.0 ± 16657.5 98944.6 ± 35174.0 (6) (6) (6) (6) (6) AUC0-¥ (ngh/mL) 11156.4 ± 7580.07 21236.5 ± 5513.94 43537.7 ± 10422.9 99215.4 ± 23273.3 130011 ± 62549.5 (6) (5) (2) (3) (3) t1/2 (h) 6.26 ± 1.82 15.2 ± 3.81 11.9 ± 1.81 17.1 ± 2.91 13.7 ± 5.32 (6) (5) (2) (3) (3) Day 14 Cmax (ng/mL) 1476 ± 759.3 2219 ± 767.1 4058 ± 1614 6260 ± 1242 7340 ± 1092 or 15 (5) (5) (6) (6) (6) tmaxa (h) 1.99 (1.00, 4.00) 3.98 (1.99, 4.03) 2.00 (0.991, 4.00) 2.02 (0.999, 4.00) 2.02 (0.991, 5.99) (5) (5) (6) (6) (6) AUC0- (ngh/mL) 11940.6 ± 8706.88 20757.5 ± 7265.74 35864.5 ± 15918.6 66048.1 ± 15596.0 79765.8 ± 9908.19 (5) (5) (6) (6) (6) t1/2 (h) 13.6 ± 5.52 11.1 ± 4.24 13.7 ± 5.82 12.9 ± 4.91 14.6 ± 6.33 (5) (3) (5) (6) (4) atmax is presented as median (minimum, maximum). AUC0-¥ = area under the plasma concentration time-curve from 0 and extrapolated to infinity, calculated using the linear trapezoidal method; AUC0-t = area under the plasma concentration time-curve from 0 up to the last measurable concentration, calculated using the linear trapezoidal method; AUC0- = area under the plasma concentration time-curve during the 24-hour dosing interval, calculated using the linear trapezoidal method; Cmax = maximum observed plasma drug concentration; t1/2 = apparent terminal elimination phase half-life; tmax = time of the maximum plasma drug concentration (obtained without interpolation).

Figure 4. Plasma Renin Activity 0 2 4 8 12 24 0 2 4 8 12 24 Hours Hours Day 1 Day 15 25 - 15 - 5 - -5 - Absolute Change From Baseline (ng/mL/h) Placebo PS433540 100 mg PS433540 250 mg PS433540 500 mg PS433540 1000 mg # P vs placebo <0.0001 * P vs placebo <0.005 ** P vs placebo <0.05 Figure 5. Supine Diastolic (A) and Systolic (B) BP I I I I I I I I I I I I 0 2 4 8 12 24 0 2 4 8 12 24 Hours Hours Day 1 Day 15 5 - 0 - -5 - -10 - -15 - -20 - Absolute Change From Baseline mm Hg I I I I I I I I I I I I 0 2 4 8 12 24 0 2 4 8 12 24 Hours Hours Day 1 Day 15 5 - 0 - -5 - -10 - -15 - -20 - Absolute Change From Baseline mm Hg Supine Diastolic Blood Pressure Supine Systolic Blood Pressure Placebo PS433540 100 mg PS433540 250 mg PS433540 500 mg PS433540 1000 mg Placebo PS433540 100 mg PS433540 250 mg PS433540 500 mg PS433540 1000 A B Safety:  There were no serious AEs reported in this study. One subject was discontinued by the Investigator for the mild AE of toothache, considered to be unrelated to the study drug.  Tachycardia was the most common AE, reported by all treatment groups, including placebo.  The tachycardia was seen particularly on a postural change from supine to erect, was not dose-related, and occurred with similar frequency in the treated and placebo groups.  Headache was reported a total of 12 times by 7 (18%) subjects dosed, with 2 subjects each following 1000 mg and placebo, and 1 subject each following the 50-mg, 100-mg, and 250-mg doses. Eleven of the episodes were reported as mild and 1 as moderate (100 mg) in severity.  Mild dizziness was reported a total of 5 times by 4 (10%) subjects dosed, with 1 subject each following 100 mg, 250 mg, 1000 mg, and placebo.  Two subjects in the 1000-mg treatment group experienced AEs of hypotension, considered probably drug-related.  Hemoglobin/hematocrit, liver function, and semen analysis results remained unchanged. CONCLUSIONS  Following oral doses in the 50-mg to 1000-mg dose range, PS433540 was absorbed very rapidly, with detectable concentrations in all subjects at the time of the first (15 minutes) postdose sample collection, and with median tmax of 2 to 3 hours.  Once-daily administration of PS433540 did not result in any appreciable accumulation of the drug during multiple doses.  Daily administration of PS433540 appeared to be safe and well tolerated up to the highest oral dose (1000 mg for 14 days) by the healthy male and female subjects in this study.  Statistically significant, dose-dependent increases in PRA levels were observed, and confirm the ability of PS433540 to block the angiotensin receptor. Concomitant reductions in systolic and diastolic BP were also observed.  These initial results indicate that PS433540 is a potentially promising new therapy for patients with hypertension with or without other cardiovascular complications. Efficacy and safety results from a Phase 2a proof-of-concept study in patients with stage I and stage II hypertension will be presented at the Recent and Late Breaking Clinical Trials session on Friday, May 16th at 5:38-5:55 PM. This study was sponsored by Pharmacopeia, Inc., Cranbury, NJ. Presented at the American Society of Hypertension (ASH) 23rd Annual Scientific Meeting and Exposition, May 14-17, 2008, New Orleans, LA.